UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2006

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)
(631) 342-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 25, 2006, CA, Inc. (“CA”) issued a press release announcing its preliminary financial results for the fiscal quarter and fiscal year ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.
Item 7.01. Regulation FD Disclosure.
     On April 25, 2006, CA posted the information attached as Exhibit 99.2 hereto on its website at http://ca.com/invest and such information is hereby incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release
Exhibit 99.2	Slide Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: April 25, 2006	By:	/s/ Kenneth V. Handal
Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary